UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

THE QUIGLEY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA		18901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a meeting of the Board of Directors of The Quigley Corporation (the “Company”), on December 16, 2008, the Company adopted an amendment to Article V of the Company's bylaws to provide, among other things, for the advancement of expenses and the protection of the rights to indemnification and advancement of expenses for officers and directors in the event of a change of control of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.    Exhibits

3.1                         Amendment No. 3 to Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE QUIGLEY CORPORATION
(Registrant)

Date: December 19, 2008
	By:	/s/ Gerard M. Gleeson
	Name:	Gerard M. Gleeson
	Title:	Vice President and Chief Financial Officer